                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 7, 2000
                                                          --------------



                     NorthPoint Communications Group, Inc.
                 --------------------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



    Delaware                                            52-2147716
 --------------                                   --------------------
(State or Other                                    (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                        303 Second Street, South Tower
                            San Francisco, CA 94107
                    ---------------------------------------
                             (Address of Principal
                              Executive Offices)


                                (415) 403-4003
                          --------------------------
                            (Registrant's telephone
                         number, including area code)

     Item 5.  Other Events.
              ------------

     As disclosed in two press releases issued by NorthPoint Communications Group, Inc. ("NorthPoint") on August 8, 2000, Bell Atlantic Corporation (d/b/a Verizon Communications), Verizon Ventures I Inc., Verizon Ventures II Inc. and NorthPoint entered into an Agreement and Plan of Merger, dated as of August 7, 2000 (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

              (c)  The following exhibit is filed with this report:

                   99.1 Agreement and Plan of Merger, dated as of August 7, 2000, among NorthPoint Communications Group, Inc., Bell Atlantic Corporation (d/b/a Verizon
                         Communications), Verizon Ventures I Inc. and Verizon Ventures II Inc.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthPoint Communications Group, Inc.



Date:  August 14, 2000              By:     [/s/ Elizabeth A. Fetter]
                                         ---------------------------------
                                                Elizabeth A. Fetter
                                               Chief Executive Officer
                                               and President


Date:  August 14, 2000              By:     [/s/ Michael P. Glinsky]
                                         --------------------------------
                                                Michael P. Glinsky
                                               Executive Vice President
                                               and Chief Financial Officer

                                 EXHIBIT INDEX

 99.1 Agreement and Plan of Merger, dated as of August 7, 2000, among NorthPoint Communications Group, Inc., Bell Atlantic Corporation (d/b/a Verizon Communications), Verizon Ventures I Inc. and Verizon Ventures II Inc.